Securities and Exchange Commission
                            Washington, D.C.  20549


                                  FORM 8-K/A
                               (Amendment No. 1)

                                CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934


Date of Report (date of earliest event reported):  June 3, 1999


                           Surety Capital Corporation
            ------------------------------------------------------
            (Exact name of registrant as specified in its charter)



         Delaware                    33-1983            75-2065607
----------------------------       -----------      -------------------
(State or other jurisdiction       (Commission       (IRS Employer
      of incorporation)            File Number)     Identification No.)



           1845 Precinct Line Road, Suite 100, Hurst, Texas  76054
           -------------------------------------------------------
                   (Address of principal executive offices)



Registrant's telephone number, including area code:  817-498-2749



                                Not applicable
       -------------------------------------------------------------
       (Former name or former address, if changed since last report)

Item 4.	Changes in Registrant's Certifying Accountant.

        Effective as of June 3, 1999 PricewaterhouseCoopers LLP ("PWC") was dismissed as the Registrant's independent accountants. On June 4, 1999, Registrant engaged Fisk Robinson, P.C., Dallas, Texas ("Fisk"), as its independent accountants to audit Registrant's financial statements for fiscal year 1999. The decision to change accountants was approved by the Audit Committee and ratified by the Board of Directors of Registrant on June 4, 1999.

	PWC's report on the consolidated financial statements of Registrant as of December 31, 1998 contained an explanatory paragraph expressing substantial doubt as to Registrant's ability to continue as a going concern. PWC's report on the consolidated financial statements of Registrant for fiscal years ended December 31, 1997 and December 31, 1998 did not contain any other adverse opinion or disclaimer of opinion, nor were they otherwise qualified or modified as to uncertainty, audit scope, or accounting principles.

	During Registrant's two most recent fiscal years ended December 31, 1997 and December 31, 1998, and for the period from January 1, 1999 through June 2, 1999, there were no disagreements with PWC on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure. Additionally, during Registrant's two most recent fiscal years ended December 31, 1997 and December 31, 1998, and for the period from January 1, 1999 through June 2, 1999, there did not occur any kind of event listed in paragraphs
(a)(1)(v)(A) through (D) of Regulation S-K, Item 304, other than the identification by PWC in PWC's letter of May 19, 1998, to the Audit Committee of Registrant of a material weakness in the internal control environment related to underwriting, collection and monitoring of the medical claims factoring division. After recognizing losses incurred in the outstanding medical claims factoring receivables, Registrant discontinued that division in 1998.

	In connection with Registrant's engagement of Fisk as its independent accountants for fiscal year 1999, neither Registrant nor any person acting on behalf of Registrant consulted Fisk regarding (i) either the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on Registrant's financial statements; or (ii) any matter that was either the subject of a disagreement (as defined in paragraph (a)(1)(iv) of Regulation S-K, Item 304, and the related instructions) or a reportable event (as described in paragraph (a)(1)(v) of Regulation S-K, Item 304).

Item 7.	Financial Statements and Exhibits.

	(c)	Exhibits.

                16 Letter from PricewaterhouseCoopers LLP to the Securities and Exchange Commission dated June 11, 1999. *

-------------------------------
	*	Filed herewith.

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

                                   SIGNATURES


	Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        SURETY CAPITAL CORPORATION



DATE:  June 14, 1999			/s/ C. Jack Bean
                                        ----------------
                                        C. Jack Bean, Chairman of the Board

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